OTHER RECEIVABLES, PREPAYMENTS AND OTHER CURRENT ASSETS, PREPAYMENTS AND OTHER NON - CURRENT ASSETS - Prepayments and other current assets (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
OTHER RECEIVABLES, PREPAYMENTS AND OTHER CURRENT ASSETS, PREPAYMENTS AND OTHER NON - CURRENT ASSETS.
Prepaid insurance premiums	$ 641	$ 414
Other prepayments for research and development expense	486	916
Deductible value-added tax input	18	19
Other current assets	5
Total	$ 1,150	$ 1,349